UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008

BTU INTERNATIONAL, INC.

(Exact name of registrant as specified in its chapter)

Delaware	0-17297	04-2781248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Esquire Road, N. Billerica, Massachusetts		01862
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 667-4111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

On February 25, 2008, BTU International, Inc. (the “Company”) was notified by Vitale, Caturano & Company Ltd., its independent registered public accounting firm (“VCC”), and the Company agreed that VCC would not stand for re-election as the Company’s independent registered public accounting firm after completion of the current audit.

The VCC report on the Company’s financial statements for fiscal years 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty. The VCC report on the Company’s financial statements for fiscal year 2007 is not yet complete. During fiscal years 2006 and 2007 through February 25, 2008, there were no disagreements with VCC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to VCC’s satisfaction, would have caused VCC to make reference to the subject matter of the disagreement in connection with its audit report.

There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years 2005 and 2006, except for two material weaknesses in internal controls over financial reporting, relating to the Company’s segregation of duties and lack of evidence and inadequate financial key controls over financial reporting. Examples include ineffective controls over formal account reconciliation preparation, period-end account reconciliation review and analysis and review and approval of journal entries, which were reported in “Item 9A. Controls and Procedures,” of the Company’s Annual Report on Form 10-K for fiscal 2006. The evaluation of internal control over financial reporting for fiscal year 2007 is not yet complete.

The Company has furnished VCC with a copy of the above disclosure and requested that VCC issue a letter addressed to the Securities and Exchange Commission stating whether VCC agrees with the above statements. The letter provided by VCC in response is included as Exhibit 16.1 to this report.

As of the date of filing this report, the Company has not engaged a new independent registered public accounting firm for fiscal year 2008.

ITEM 9.01	Financial Statements and Exhibits

16.1	Letter from Vitale, Caturano & Company Ltd. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTU INTERNATIONAL, INC.

Date : February 26, 2008

By:  /s/    Thomas P. Kealy

        Name:  Thomas P. Kealy

        Title:    Vice President, Corporate

                      Controller and Chief

                      Accounting Officer